UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 9, 2007

Gottschalks Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State of Other Jurisdiction of Incorporation)

1-09100	77-0159791
(Commission File Number)	(I.R.S. Employer Identification Number)

7 River Park Place East
Fresno, California    93720
(Address of principal executive offices including zip code)

(559) 434-4800
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On August 9, 2007, Gottschalks Inc. (the "Company") announced in a press release (the "Press Release") certain same store sales information. The text of the Press Release is attached as Exhibit 99.1 to this Form 8-K.

The information in this Current Report and attached Exhibit 99.1 are furnished to, but not filed with, the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and such information shall not be deemed to be incorporated by reference into any of the Company's filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 9, 2007, the Company also announced in the Press Release appointments to the Company's Board of Directors and management.

James R. Famalette, age 55, was appointed Chairman of the Board of Directors of the Company. In addition, Mr. Famalette continues to serve as President and Chief Executive Officer of the Company, an office he has held since 1999, after serving as President and Chief Operating Officer since 1997. There will be no change to Mr. Famalette's compensation or benefits as a result of this appointment.

J. Gregory Ambro, age 54, was appointed Executive Vice President and Chief Operating Officer of the Company. As a result of the appointment, Mr. Ambro's annual base salary will increase by $10,000 to $395,000. Mr. Ambro previously served as the Company's Senior Vice President, Chief Administrative and Financial Officer since November 20, 2003. Prior to joining the Company, Mr. Ambro served for three years as Senior Vice President and Chief Financial Officer of Bradlees, a regional discount department store in the Northeast.

Daniel Warzenski, age 59, was appointed Vice President Finance and Chief Financial Officer of the Company. As a result of the appointment, Mr. Warzenski's annual base salary will increase by $13,850 to $225,000. Mr. Warzenski previously served as the Company's Vice President of Finance since joining the Company on September 11, 2006. Prior to joining the Company, Mr. Warzenski served as Vice President and Controller of the Robinsons-May, a division of the May Department Stores Co.

All appointments are effective August 9, 2007.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.
Exhibit No.	Description
99-1	Press Release issued August 9, 2007, by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Gottschalks Inc. (Registrant)

August 9, 2007	By: /s/ James R. Famalette James R. Famalette Chairman of the Board, President and Chief Executive Officer

August 9, 2007	By: /s/ J. Gregory Ambro J. Gregory Ambro Executive Vice President and Chief Operating Officer

INDEX TO EXHIBITS
Exhibit No.	Description
99-1	Press Release issued August 9, 2007, by the Company. Also provided in PDF format as a courtesy.